UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28a	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01. Regulation FD Disclosure.

On December 12, 2022, PepsiCo, Inc. (“PepsiCo”) irrevocably deposited with The Bank of New York Mellon, as Trustee (the “Trustee”), cash and/or U.S. government securities in an aggregate amount sufficient to pay the principal and interest on each Note listed below (each, a “Note,” and collectively, the “Notes”), which Notes were originally issued by The Quaker Oats Company, on the date that such principal and interest is due and payable, in order to defease the issuer’s obligations under the Indenture referred to below with respect to each Note.

Title of Notes	CUSIP	Maturity
6.79% Notes due 2023	74740FEV4	09/01/2023
6.80% Notes due 2023	74740FEW2	09/01/2023
6.81% Notes due 2023	74740FEX0	09/01/2023
6.96% Notes due 2024	74740FFD3	01/18/2024
6.89% Notes due 2024	74740FFF8	02/08/2024
7.47% Notes due 2024	747402AD7	03/14/2024
7.77% Notes due 2025	74740FFP6	05/12/2025
7.77% Notes due 2025	747402AH8	05/12/2025
7.44% Notes due 2026	74740FGL4	03/02/2026
7.45% Notes due 2026	74740FGM2	03/02/2026

Pursuant to the terms of the Indenture, PepsiCo will be deemed to have paid and discharged the entire indebtedness on all the Notes on April 12, 2023, and the provisions of the Indenture shall no longer be in effect with respect to such Notes, except as to certain provisions set forth under the Indenture (the “Defeasance”).

The Notes were issued under the indenture dated as of May 1, 1989 (the “Original Indenture”) by and between The Quaker Oats Company and The First National Bank of Chicago, as trustee, as supplemented by the first supplemental indenture dated as of January 11, 2005 (together with the Original Indenture, the “Indenture”), by and between PepsiCo and J.P. Morgan Trust Company, National Association, as trustee, to whom the Trustee succeeded in interest.

Certain United States Federal Income Tax Considerations

PepsiCo expects that the Defeasance will be treated as a taxable exchange of the Notes for U.S. federal income tax purposes. Holders of Notes are urged to consult their tax advisors as to the specific consequences of the Defeasance to them.

*          *          *

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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